 ADVANCED SERIES TRUST
AST Academic Strategies Asset Allocation Portfolio

Supplement dated May 17, 2021 to the
Currently Effective Prospectus and Summary Prospectus

This supplement should be read in conjunction with the currently effective prospectus (the Prospectus) and summary prospectus (the Summary Prospectus) for the AST Academic Strategies Asset Allocation Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Prospectus and Summary Prospectus.

At a meeting of the shareholders of the Portfolio held on May 11, 2021, shareholders approved an amended investment management agreement (the Management Agreement) for the Portfolio in connection with the implementation of a new principal investment strategy.

As described in the proxy statement soliciting shareholder approval of the amended Management Agreement and the supplement dated February 8, 2021, the Board of Trustees of the Trust (the Board) also approved certain other changes to the Portfolio that were contingent on shareholder approval of the amended Management Agreement. Among other items, the Board approved: (i) changing the Portfolio’s principal investment strategies to move from a fund-of-funds structure that primarily invests Portfolio assets in underlying funds to a structure that primarily relies on direct investments through multiple sleeves to achieve the Portfolio’s investment objective; (ii) new subadvisory agreements with J.P. Morgan Investment Management, Inc., Massachusetts Financial Services Company, PGIM, Inc., Wellington Management Company LLP, First Quadrant, L.P., Jennison Associates LLC, Morgan Stanley Investment Management Inc., QMA LLC, and Western Asset Management Company, LLC and Western Asset Management Company Limited; (iii) termination of existing subadvisory agreements for the Portfolio with AlphaSimplex Group, LLC, AQR Capital Management, LLC, CoreCommodity Management LLC, and Pacific Investment Management Company, LLC; and (iv) changing the Portfolio’s custom benchmark index in order to reflect a specific allocation to treasury inflation-protected securities.

The Manager expects to begin the implementation of the change to the Portfolio’s principal investment strategies in early June 2021 with final completion expected on August 1, 2021.

To reflect the changes described above, the Prospectus and Summary Prospectus relating to the Portfolio are hereby revised as follows, effective, unless otherwise noted, August 1, 2021:

I.	All references and information pertaining to AlphaSimplex, AQR, CoreCommodity and PIMCO are hereby removed from the Prospectus and Summary Prospectus.

II.
The following table hereby replaces the “Annual Portfolio Operating Expenses” table in the “PORTFOLIO FEES AND EXPENSES” section in the Summary section of the Prospectus and Summary Prospectus for the Portfolio:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.81%
+Distribution and/or Service Fees (12b-1 Fees)	0.25%
+Other Expenses	0.06%
+ Acquired Fund Fees & Expenses	0.03%
=Total Annual Portfolio Operating Expenses	1.15%
-Fee Waiver and/or Expense Reimbursement	(0.05)%
=Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)	1.10%
(1)
The Manager has contractually agreed to waive 0.02% of its management fee through June 30, 2022. The Manager has also contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee received from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.13% of the Portfolio’s average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

III.	The following table hereby replaces the “EXAMPLE” table in the “PORTFOLIO FEES AND EXPENSES” section in the Summary section of the Prospectus and Summary Prospectus for the Portfolio:

	1 Year	3 Years	5 Years	10 Years
AST Academic Strategies Asset Allocation	$112	$360	$628	$1,393

IV.
The description of the Portfolio’s principal investment strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus, and the description of the Portfolio’s principal investment strategies in the “SUMMARY: AST Academic Strategies Asset ALLOCATION Portfolio – INVESTMENTS, RISKS AND PERFORMANCE” section of the Prospectus are hereby deleted and replaced with the description set forth below:

Principal Investment Strategies.
The Portfolio’s asset allocation generally provides for an allotment of approximately 40% of Portfolio assets to a combination of domestic and international equity strategies, an allotment of approximately 20% of Portfolio assets to a combination of US fixed income, hedged international bond, real return, and exchange-traded fund (ETF) investment strategies, and an allotment of approximately 40% allocation to non-traditional strategies, including, but not limited to, real estate, commodities-related, Treasury Inflation-Protected Securities, global macro, tactical currency and other liquid alternative strategies.

Portfolio's assets are allocated to traditional asset classes and investment strategies, and approximately 40% of the Portfolio's assets are allocated to non-traditional asset classes and investment strategies. The traditional asset class includes US and foreign equity and fixed income securities. The non-traditional asset classes include real estate, commodities-related, and  may from time to time include long/short market neutral, global macro, hedge fund replication, and global tactical asset allocation strategies. The Portfolio gains exposure to these traditional and non-traditional asset classes and investment strategies by investing in varying combinations of: (i) other pooled investment vehicles, including, other portfolios of the Trust, other open-end or closed-end investment companies, exchange-traded funds (ETFs), unit investment trusts, and domestic or foreign private investment pools (collectively referred to as Underlying Portfolios); (ii) securities such as common stocks, preferred stocks, bonds, bond and interest rate futures, options on bonds, options on bond and interest rate futures, interest rate options, interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), commodity and commodity index futures, options (including options on credit default swaps), other futures, swaps and options (including on equities and equity indices), forwards, options on swaps, options on forwards and mortgage-backed securities; and (iii) certain financial and derivative instruments. Strategic Portfolio asset allocations are based on: (i) forward-looking assessments of global macroeconomic, market, financial, currency, security valuation, and other factors; and (ii) quantitative and qualitative evaluations of the risks associated with investments in the relevant investment categories and strategies.
Under normal circumstances, the Portfolio will invest up to 25% of its assets in Underlying Portfolios and the remainder of the Portfolio’s assets will be directly managed by subadvisers to the Portfolio.

Included in the directly managed portion is an overlay strategy for liquidity and asset allocation purposes. The Portfolio allocates approximately 15-25% of its net assets to the overlay strategy, which is employed through an overlay sleeve. The overlay strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio’s asset levels, liquidity, and asset allocations. The overlay strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The overlay strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity, fixed income, real estate and commodity benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The overlay strategy may also invest in ETFs for additional exposure to relevant markets. The overlay strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.

V.
Paragraphs three through five under “Past Performance” in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus, and paragraphs three through five in the “SUMMARY: AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO – INVESTMENTS, RISKS AND PERFORMANCE” section of the Prospectus are hereby deleted and replaced with the following:

The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Russell 3000 Index (20%), MSCI Europe, Australasia and the Far East (EAFE) Index (20%), Bloomberg Barclays US Aggregate Index (20%), ICE BofAML Three-Month US Treasury Bill Index (15%), Wilshire US REIT Total Return Index (9%), Bloomberg Barclays US TIPS Index (8%) and Bloomberg Commodity Index Total Return (8%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Note: The Academic Strategies Asset Allocation Portfolio added and removed subadvisers and changed certain investment strategies, effective July 12, 2021. The performance figures prior to July 12, 2021 for the Portfolio reflect the investment performance, investment operations, investment policies, and investment strategies of former subadvisers, and it is not representative of the Portfolio’s current subadvisers and the Portfolio’s predicted performance.

Prior to July 12, 2021, the Portfolio’s custom blended index consisted of the Russell 3000 Index (20%), MSCI EAFE Index (GD) (20%), Bloomberg Barclays US Aggregate Index (28%), Bloomberg Commodity Index Total Return (8%), ICE BofAML Three-Month US Treasury Bill Index (15%) and Wilshire US REIT Total Return Index (9%) and . Effective July 12, 2021, the Portfolio’s custom blended index consists of the Russell 3000 Index (20%), MSCI EAFE Index (20%), Bloomberg Barclays US Aggregate Index (20%), ICE BofAML Three-Month US Treasury Bill Index (15%), Wilshire US REIT Total Return Index (9%), Bloomberg Barclays US TIPS Index (8%) and Bloomberg Commodity Index Total Return (8%), because the Manager believes this index composition provides a more appropriate basis for performance comparisons.

VI.
The index table under “Past Performance” in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus, and the index table under “Past Performance” in the “SUMMARY: AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO – INVESTMENTS, RISKS AND PERFORMANCE” section of the Prospectus are hereby deleted and replaced with the table and information set forth below:

Index	1 Year*	5 Years*	10 Years*
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Blended Index (prior to July 12, 2021) (reflects no deduction for fees, expenses or taxes)	7.70%	6.86%	5.60%
Blended Index (effective July 12, 2021) (reflects no deduction for fees, expenses or taxes)	7.96%	6.91%	5.59%
*Information as of December 31, 2020.

VII.
The table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus, and the table in the “SUMMARY: AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO – MANAGEMENT OF THE PORTFOLIO” section of the Prospectus are hereby deleted and replaced with the table set forth below:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	July 2008
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2012
		Todd L. Kerin	Vice President, Strategic Investment Research Group	April 2020
	QMA LLC	Marcus M. Perl	Principal, Portfolio Manager	July 2008
		Edward L. Campbell, CFA	Managing Director, Portfolio Manager	July 2008
		Edward F. Keon, Jr.	Managing Director, Chief Investment Strategist	July 2008
		Joel M. Kallman, CFA	Vice President, Portfolio Manager	July 2008
		Rory Cummings, CFA	Principal, Portfolio Manager	September 2018
	First Quadrant, L.P.			November 2008
	Jennison Associates LLC			July 2008
	J.P. Morgan Investment Management, Inc.			June 2021
	Massachusetts Financial Services			June 2021
	Morgan Stanley Investment Management Inc.			January 2017
	PGIM Fixed Income*			June 2021
	PGIM Real Estate			June 2021
	Wellington Management Company LLP			June 2021
	Western Asset Management Company, LLC/ Western Asset Management Company Limited			March 2014
* PGIM Limited, an indirect wholly-owned subsidiary of PGIM, Inc., serves as a sub-subadviser to the Portfolio.

VIII.
The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO – Principal Investment Policies” is hereby deleted and replaced with the information set forth below:

Principal Investment Policies
:

The Portfolio’s asset allocation generally provides for an allotment of approximately 40% of Portfolio assets to a combination of domestic and international equity strategies, an allotment of approximately 20% of Portfolio assets to a combination of US fixed income, hedged international bond, real return, and exchange-traded fund (ETF) investment strategies, and an allotment of approximately 40% allocation to non-traditional strategies, including, but not limited to, real estate, commodities-related,
Treasury Inflation-Protected Securities (TIPS),
global macro, tactical currency and other liquid alternative strategies.

The overall asset allocation strategy for the Portfolio is determined by QMA LLC (QMA) and the Manager. The assets of the Portfolio may, but are not required to, be allocated among various traditional and non-traditional asset classes and the related investment categories and strategies as shown below.

Traditional Asset Classes
US Large-Cap Equity	• Growth • Value • Core
US Mid-Cap Equity	• Growth • Value
US Small-Cap Equity	• Growth • Value
International Equity	• Developed Markets Growth • Developed Markets Value • Emerging Markets
Fixed Income	• US Investment Grade • Inflation-Indexed Securities (TIPS) • US High-Yield • International (Hedged) • Emerging Markets
Non-Traditional Asset Classes
Real Estate	• US Real Estate
Real Return	• Commodities Related • Inflation-Indexed Securities
Alternative	• Global Macro • Market Participation Options Exposure • Currency

The Manager will then: (i) identify other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as “hedge funds”) (collectively referred to as Underlying Portfolios) that may be used as fulfillment options for the specific investment categories or strategies and (ii) establish specific weighted combinations of Underlying Portfolios that are consistent with the Portfolio’s then-current asset allocation. The Manager also seeks to identify and retain Subadvisers to directly manage all or a portion of the assets that are allocated to a particular investment category or strategy. Under normal circumstances, the Portfolio will invest up to 25% of its assets in underlying portfolios and the remainder of the Portfolio’s assets will be directly managed by subadvisers to the Portfolio. Those percentages are subject to change by the Manager and QMA.

Exposure to some or all of the remaining non-traditional investment categories and strategies is obtained through investments in Underlying Portfolios other than portfolios of the Trust. A general description of Underlying Portfolios that pursue these types of investment strategies is provided below. The Manager from time to time may: (i) seek exposure to additional non-traditional investment categories or strategies or (ii) retain additional Subadvisers to directly manage Portfolio assets to gain exposure to the then-available non-traditional investment categories or strategies.

The Manager has retained the Subadvisers listed below to directly manage the assets allocated to the indicated investment categories and strategies.

Subadvisers	Investment Categories and Strategies
QMA LLC (QMA)	Commodities Related International Equity Large-Cap Core Market Participation Strategy Overlay Sleeve
First Quadrant, L.P. (FQ)	Currency
Jennison Associates LLC (Jennison)	Rising Dividend Disciplined Blend International Growth
J.P. Morgan Investment Management Inc. (J.P. Morgan)	US Large Cap Core Equity
Massachusetts Financial Services Company (MFS)	International Equity
Morgan Stanley Investment Management Inc. (MSIM)	Global Macro
PGIM Fixed Income	Core Plus Fixed Income Global Total Return – USD Hedged Treasury Inflation-Protected Securities (TIPS)
PGIM Real Estate	US Real Estate
Wellington Management Company LLP (Wellington Management)	Global Bond
Western Asset Management Company LLC/ Western Asset Management Company Limited (Western Asset)	Emerging Markets Fixed Income Macro Opportunities

COMMODITIES RELATED (QMA).
This strategy seeks to provide broad exposure to commodities while seeking to outperform the Bloomberg Commodity Index with a tracking error target of 1.5% - 2.5%. QMA Commodity Strategy has been designed to combine uncorrelated active opportunities using a rigorous risk management approach to add value over the Bloomberg Commodity Index. The strategy trades futures on commodities in the Bloomberg Commodity Index both for index exposure as well as active positioning.

INTERNATIONAL EQUITY (QMA).
This strategy seeks to invest
in equity and equity-related securities, including but not limited to common stock, preferred stock, securities convertible into or exchangeable for stock, rights, warrants, depository receipts for those securities, exchange-traded funds, futures and swaps of or relating to issuers that are: (i) located, organized or headquartered in developed market countries outside of the US or (ii) included (or scheduled for inclusion by the index provider) as developed market issuers in one or more broad-based market indices. QMA employs an equity investment strategy using a quantitatively driven investment process based on fundamental insights. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their characteristics. QMA constructs a portfolio that seeks to maximize the strategy’s investment in the most attractive stocks identified by the model subject to risk constraints.

LARGE-CAP CORE (QMA).
This strategy seeks to invest in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include common and preferred stock, exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock. QMA LLC employs a quantitatively driven investment process, which uses an adaptive model that evaluates stocks based on their growth expectations and seeks to identify the most attractive stocks, subject to risk constraints.

MARKET PARTICIPATION STRATEGY (QMA).
QMA’s Market Participation s
trategy is designed to provide upside equity participation, while seeking to reduce downside risk over the course of a full market cycle. The strategy does not invest directly in equity securities but gains equity exposure primarily through investments in options and futures, and seeks to reduce downside risk through investing is US government securities. Under normal circumstances, the strategy is primarily invested in US equity index options, futures, and US government securities (including its agencies and instrumentalities). From time to time, the strategy may also invest in corporate bonds and supranational securities.

OVERLAY
(QMA).
Included in the directly managed portion is an overlay strategy for liquidity and asset allocation purposes. The Portfolio allocates approximately
15-25
% of its net assets to the overlay strategy, which is employed through an overlay sleeve. The overlay strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio’s asset levels, liquidity, and asset allocations. The overlay strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The overlay strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The overlay strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The overlay strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.

CURRENCY (FIRST QUADRANT):
The investment objective for the currency sleeve is to seek to maximize return for a prescribed level of risk by making diversified investments in developed market currencies to take advantage of market anomalies. The goal of the mandate is to add value by opportunistically overweighting and underweighting developed market currencies. The risk/return goals are to add approximately 3% annual value added (over cash return).

First Quadrant, the sleeve’s subadviser, uses an active currency strategy designed to deliver uncorrelated returns (or alpha) at a prescribed level of risk. First Quadrant’s investment process is systematic, fundamentally-based, and seeks to exploit the drivers of relative value of currency markets while taking advantage of influences of both short-term and long-term capital flows, trade flows, and supply/demand pressures.

RISING DIVIDEND (Jennison).
This
strategy seeks to achieve its investment objectives by investing, under normal conditions, at least 80% of its investable assets in the equity and equity-related securities of companies that the subadviser expects to experience dividend growth, that is, companies that currently pay dividends and are expected to increase them. The strategy may invest up to 20% of its investable assets in the equity and equity-related securities of companies that are not currently paying dividends, but are expected by the subadviser to begin paying them in the future. The subadviser generally seeks to identify companies that it believes may be able to sustain and/or grow their dividends over time.

DISCIPLINED BLEND (Jennison).
This strategy seeks long-term capital growth. The process draws investment ideas from Jennison’s Growth, Value, and Small/Mid Cap equity teams to produce an equity portfolio with characteristics similar to the broad market Russell 1000® Index. Portfolio candidates are identified through rigorous fundamental research from the investment universe that is constructed by compiling all stocks held by the three teams and also represented in the Russell 1000® Index. A fundamentally based systematic alpha model provides additional insights. Finally, disciplined portfolio construction seeks to manage risk exposures relative to the Russell 1000® Index.

INTERNATIONAL GROWTH (Jennison).
This strategy seeks to invests at least 80% of its assets in equity and equity-related securities of issuers that are economically tied to countries other than the United States.
The strategy may invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The strategy normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. The strategy intends to invest at least 80% of its assets in the securities of issuers located outside the United States, but it may at times invest in US issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

US LARGE CAP CORE EQUITY (J.P. Morgan):
This strategy seeks to
invests at least 80% of its assets in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include common and preferred stock, exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock.

J.P. Morgan’s strategy follows a multi-step process. Within each sector, the strategy focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, the strategy seeks to produce returns that exceed those of the S&P 500 Index. In managing the strategy, J.P. Morgan employs a three-step process that combines research, valuation and stock selection. In addition, J.P. Morgan buys and sells equity securities, using the research and valuation rankings as a basis. In general, J.P. Morgan buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria: (i) catalysts that could trigger a rise in a stock’s price, (ii) high potential reward compared to potential risk; and (iii) temporary mispricings caused by apparent market overreactions.

INTERNATIONAL EQUITY (MFS).
MFS actively identifies potential investments based on fundamental and quantitative analysis and then constructs a portfolio from these potential investments while managing various risk factors (e.g., issuer, industry, and sector weightings, market capitalization, and volatility) compared to the MSCI All Country World (ex-US) Index, which represents the MFS sleeve's (or "portfolio") investment universe.  MFS normally invests its sleeve primarily in equity securities. MFS normally invests its sleeve's assets primarily in foreign securities, including emerging market securities. In selecting investments for its sleeve, MFS is not constrained by any particular investment style. MFS may invest the sleeve's assets in the stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies MFS believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While MFS may invest the sleeve's assets in securities of companies of any size, MFS primarily invests in securities of companies with large capitalizations. MFS normally invests the sleeve's assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the sleeve's assets in issuers in a single industry, sector, country, or region.

MFS uses an active bottom-up approach to buying and selling investments for its sleeve.  Investments are selected primarily based on blending fundamental and quantitative research. MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions to determine a fundamental rating for an issuer. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability.
MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer's governance structure and practices, data protection and privacy issues, and diversity and labor practices.
MFS uses quantitative analysis, including quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, to determine a quantitative rating for an issuer. MFS combines the fundamental rating with the quantitative rating to create a blended rating for an issuer. When an MFS fundamental rating is not available, MFS treats the issuer as having a neutral fundamental rating. (MFS quantitative research generates ratings on a greater number of issuers than MFS fundamental research.)

MFS constructs the portfolio using a portfolio optimization process that considers the blended rating, as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors. The portfolio managers have the discretion to adjust the inputs and parameters used in the optimization process and the sleeve's portfolio holdings based on factors such as the desired portfolio characteristics and the portfolio managers’ qualitative assessment of the optimization results.  MFS' goal is to construct an actively managed portfolio with a target predicted tracking error of approximately 2% compared to the MSCI All Country World (ex-US) Index.  Tracking error generally measures how the differences between the portfolio's returns and the MSCI All Country World (ex-US) Index's returns have varied over a period of time.  A lower tracking error means that there is generally less variation between the portfolio's returns compared to an index that represents the portfolio's investment universe. Third-party quantitative risk models are used in the portfolio construction process and to measure the predicted tracking error of the portfolio.

GLOBAL MACRO (MSIM)
. The global macro strategy of the Portfolio seeks to emphasize positive absolute return while actively controlling downside portfolio risk. To implement this approach, MSIM takes long and short positions in a range of securities, other instruments and asset classes to express its investment themes. MSIM may implement these positions either directly by purchasing securities or through the use of derivatives. There is no guarantee that the global macro strategy will achieve its goal of positive absolute return.

MSIM’s top-down investment approach focuses on asset class, sector, region, country and currency selection as opposed to individual security selection. MSIM’s allocations will be the result of relative value and/or directional views of the markets or individual asset classes taken by MSIM based on the results of its fundamental and quantitative research. The global macro strategy may at times invest a substantial portion of its assets in one or more countries (including EM countries) or regions. The global macro strategy’s investments may be US and non-US dollar denominated.

The global macro strategy of the Portfolio may invest in real estate investment trusts (REITs) and similar entities established outside the United States (foreign real estate companies). In addition, MSIM may invest in fixed income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt, as well as fixed income securities that are rated below “investment grade” or are not rated, but are of equivalent quality. These fixed income securities are often referred to as “high yield securities” or “junk bonds.” High yield securities are fixed income securities rated below Baa by Moody’s Investors Service, Inc. (Moody’s) or below BBB by S&P Global Ratings (S&P), or if unrated considered by MSIM to be an appropriate investment.

The global macro strategy of the Portfolio may invest in asset-backed securities. The global macro strategy of the Portfolio may also invest in restricted securities. The mortgage-backed securities in which the global macro strategy may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by US governmental or private lenders such as banks. The global macro strategy of the Portfolio may also invest in other investment companies, including ETFs.

The global macro strategy of the Portfolio uses derivative instruments for a variety of purposes, including as part of its investment strategies, hedging, risk management, portfolio management or to earn income. The global macro strategy’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques.

The global macro strategy may also invest in currency derivatives, including, but not limited to, foreign currency forward exchange contracts, and currency and currency index futures and options contracts for hedging and non-hedging purposes. The use of these currency derivatives may allow the MSIM Global Macro sleeve of the Portfolio to obtain net long or net short exposure to selected currencies. At times, the global macro strategy of the Portfolio may enter into “cross-currency” transactions involving currencies other than those in which securities held or proposed to be purchased are denominated. Derivative instruments used by the MSIM Global Macro sleeve of the Portfolio will be counted toward the MSIM Global Macro sleeve of the Portfolio exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

The global macro strategy of the Portfolio is managed in a non-diversified manner.

CORE PLUS FIXED INCOME (PGIM Fixed Income).
This strategy seeks total return by investing in a diversified portfolio of fixed income securities, including (but not limited to) US Government securities, mortgage-related and asset-backed securities (including collateralized debt obligations and collateralized loan obligations), corporate debt securities and foreign debt securities. The strategy may invest up to 30% of its investable assets in speculative, high risk, below investment-grade securities. These securities are also known as high-yield debt securities or junk bonds. The strategy may invest up to 25% of its investable assets in non-US dollar denominated debt, and up to 20% in emerging markets debt. `

In managing the strategy’s assets, PGIM Fixed Income will use a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, PGIM Fixed Income develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. PGIM Fixed Income may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The strategy may invest in a security based upon the expected total return rather than the yield of such security.

GLOBAL TOTAL RETURN – USD HEDGED (PGIM Fixed Income).
This strategy
seeks total return by investing in a diversified portfolio of fixed income securities worldwide. The strategy normally invests at least 65% of its total assets in income-producing debt securities of US and foreign corporations and governments, supranational organizations, semi-governmental entities or government agencies, authorities or instrumentalities, investment-grade-rated US or foreign mortgages and mortgage-related securities, asset backed securities (including collateralized debt obligations and collateralized loan obligations), emerging market debt and US or foreign short-term and long-term bank debt securities or bank deposits. In addition, under normal market conditions the Fund maintains at least 80% of its net assets in US dollar currency exposure.

In managing the strategy’s assets, PGIM Fixed Income will use a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, PGIM Fixed Income develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. PGIM Fixed Income may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The strategy may invest in a security based upon the expected total return rather than the yield of such security.

TREASURY INFLATION-PROTECTED SECURITIES (TIPS) (PGIM Fixed Income).
This strategy seeks to achieve excess return through security selection by employing a conservative, quantitatively driven strategy that obtains exposure to the TIPS asset class through bonds or derivative instruments, with minimal risk, versus the Bloomberg Barclays US Treasury Inflation-Protected Index.

US REAL ESTATE (PGIM Real Estate):
This strategy seeks to maximize
total return by seeking, with approximately equal emphasis, capital growth and current income. Generally, the equity securities of real estate related issuers will consist of: (i) common stocks (including shares in real estate investment trusts (REITs)), (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks where the conversion feature represents, in PGIM Real Estate’s view, a significant element of the securities’ value, and (iv) preferred stocks.

GLOBAL BOND (Wellington Management):
This strategy seeks to generate excess returns through the combination of lowly correlated investment strategies developed by highly specialized investors. Each investor has a specialized area of focus which is sector, region, or investment style based. The investment universe includes fixed income securities denominated in various currencies and issued by government, government-related, corporate, and securitized issuers from around the world. The team-based structure of the approach helps to ensure that portfolios are highly diversified which leads to more consistent risk-adjusted returns in a variety of market environments.

EMERGING MARKETS FIXED INCOME (Western Asset).
Western Asset invests, under normal circumstances, at least 80% of the assets attributable to this investment category in fixed income securities issued by governments, government-related entities and corporations located in emerging markets and related investments. Western Asset may invest without limit in high yield debt securities and related investments rated below investment grade (that is, securities rated below Baa/BBB), or, if unrated, determined to be of comparable credit quality by Western Asset. Below investment grade securities are commonly referred to as “junk bonds.” Western Asset also may invest up to 50% of the assets attributable to this investment category in non-US dollar denominated fixed income securities. These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt such as participations in loans between governments and financial institutions. Western Asset’s portfolio managers normally will invest in at least three emerging market countries.

Instead of investing directly in particular securities, Western Asset may use instruments such as derivatives and synthetic instruments that are intended to provide economic exposure to the securities or the issuer, including but not limited to options, futures, forward agreements, swaps, and credit-linked securities. Western Asset may use one or more types of these instruments without limit and may also engage in a variety of transactions using derivatives in order to change the investment characteristics of portfolio securities (such as shortening or lengthening duration) and for other purposes.

MACRO OPPORTUNITIES (Western Asset).
Western Asset implements an opportunistic investing strategy by focusing on long-term value investing and active management of duration, yield curve, and volatility. In this investment category, Western Asset seeks to identify and capitalize on attractive relative-value opportunities principally in fixed income markets around the globe by investing in a variety of securities and other instruments. Although the Western Asset portfolio managers do not invest in individual equities, they may also invest in equity-related strategies, such as equity index futures and swaps, to the extent consistent with the Portfolio’s overall investment objective and strategy.

Western Asset may enter into various derivative transactions for both hedging and non-hedging purposes, including seeking to enhance returns. These derivative transactions include, but are not limited to, futures, options, swaps and foreign currency futures, forwards and options. Western Asset may engage (although it may choose not to) in currency exchange transactions to protect against uncertainty in the level of future exchange rates or to enhance returns. Western Asset may also engage in short sales or may otherwise hold short positions.

Although Western Asset may invest in securities of any maturity, it will normally maintain a dollar-weighted average effective duration (including futures positions), as estimated by Western Asset, within the range of -5 to 10 years. Western Asset may invest in debt and fixed income securities of any credit quality, including securities that are in default.

Investments in Underlying Portfolios.
Under normal conditions, the Portfolio invests up to 25% of its assets in Underlying Portfolios that are portfolios of the Trust. An additional portion of the Portfolio may be invested in Underlying Portfolios (either portfolios of the Trust or other portfolios) to the extent the Manager and QMA would like to gain exposure to certain asset classes or investment strategies but for which the Manager has not retained a Subadviser to directly manage Portfolio assets for those asset classes or investment strategies.

IX.
The section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST Academic Strategies Asset Allocation Portfolio” is hereby deleted and replaced with the information set forth below:

PGIM Investments.
Brian Ahrens, Andrei Marinich, CFA and Todd L. Kerin are jointly and primarily responsible for the Portfolio’s manager allocations.

Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.

Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments’ Strategic Investment Research Group. This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include; multi-manager single asset class, liquid alternative, multi-asset target risk and outcome oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc (UBS). and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.

Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group’s (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.

QMA:
The QMA portfolio managers who are jointly and primarily responsible for the asset allocation strategy for the Portfolio are Marcus M. Perl, Edward L. Campbell, CFA, Edward F. Keon Jr., Joel M. Kallman, CFA and Rory Cummings, CFA.

Marcus M. Perl is a Principal and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, research, strategic asset allocation and portfolio construction. Prior to joining QMA, Marcus was a Vice President and Portfolio Manager at PGIM Investments and a Vice President at FX Concepts Inc. Marcus holds an MA in economics from the University of Southern California.

Edward L. Campbell, CFA, is a Managing Director and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. As the Director of Dynamic Asset Allocation, he is responsible for portfolio management, analysis, and economic and market valuation research, and he oversees a team of investment professionals. Ed also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as a Portfolio Manager and Senior Analyst for PGIM Investments’ Strategic Investment Research Group (SIRG). Previously, Ed was a Partner and Vice President at Trilogy Advisors. He earned a BS in economics and international business from The City University of New York and an MBA in finance, global business and organizational leadership from the New York University Stern School of Business.

Edward F. Keon, Jr. is a Managing Director and Chief Investment Strategist for QMA’s Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. He also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was repeatedly voted onto Institutional Investor’s All-American Research Team, and as a Senior Vice President at I/B/E/S International Inc. Ed is a board member of the Chicago Quantitative Alliance, where he heads the committee to develop sound practices in quantitative investment management. He earned a BS in industrial management from the University of Massachusetts Lowell and an MBA in finance and marketing from the Massachusetts Institute of Technology Sloan School of Management.

Joel M. Kallman, CFA,
is a Vice President and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to joining QMA, Joel held various positions for PGIM Fixed Income that involved high-yield credit analysis and performance reporting. He earned a BS and MBA in finance from Rutgers University. Joel is a member of the New York Society of Security Analysts.

Rory Cummings, CFA,
is a Principal and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to his current role, Rory served as a Client Relations Specialist covering a variety of institutional clients. He earned a BA in finance from Seton Hall University and an MBA in financial markets and corporate finance from the New York University Stern School of Business.

X.	The following replaces the information in the “GLOSSARY: PORTFOLIO INDEXES” section of the Prospectus relating to the Portfolio:

AST Academic Strategies Asset Allocation Blended Index.
Prior to July 12, 2021, the blended index consisted of the Russell 3000 Index (20%), MSCI EAFE Index (GD) (20%), Bloomberg Barclays US Aggregate Index (28%), Bloomberg Commodity Index Total Return (8%), ICE BofAML Three-Month US Treasury Bill Index (15%) and Wilshire US REIT Total Return Index (9%). Effective July 12, 2021, the blended index consists of the Russell 3000 Index (20%), MSCI EAFE Index (20%), Bloomberg Barclays US Aggregate Index (20%), ICE BofAML Three-Month US Treasury Bill Index (15%), Wilshire US REIT Total Return Index (9%), Bloomberg Barclays US TIPS Index (8%) and Bloomberg Commodity Index Total Return (8%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of those expenses.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

241SUP1